UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report:     November 13, 2006
POLYPORE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-119224	57-1006871
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

13800 South Lakes Drive, Charlotte, NC	28273
(Address of Principal Executive Offices)	(Zip Code)
(704) 587-8409
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1

Item 2.02.     Results of Operations and Financial Condition.
     On November 13, 2006, Polypore, Inc. (“Polypore”) issued a press release announcing its financial results for the three months ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 hereto.
     Polypore will host a conference call to discuss these financial results at 9:00 a.m. Eastern Time on November 14, 2006. By press release dated October 30, 2006, the public was invited to listen to the conference call by live webcast accessed through the Investor Relations area of Polypore’s website at www.polypore.net. A replay of the call will be available until 11:59 p.m. Eastern Time on November 18, 2006 via telephone at 800-642-1687 (in the U.S.) or 706-645-9291 (international), access number 3324571. The call will also be archived on www.polypore.net.
Item 9.01.     Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description

99.1	Press Release of Polypore, Inc. dated November 13, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYPORE, INC.

/s/ Lynn Amos

Date: November 13, 2006	Lynn Amos Chief Financial Officer